Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE
TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”) is entered into as of September 14, 2022 (the “Amendment Date”), between EQRx International, Inc. (formerly EQRx, Inc.), a Delaware corporation, having a place of business at 50 Hampshire St., Cambridge, MA 02139 USA (“EQRx”) and Lynk Pharmaceuticals (Hangzhou) Co., Ltd (a.k.a. Lynk Pharmaceutical (Hangzhou) Co., Ltd and Lynk Pharmaceuticals Co., Ltd.), a Chinese corporation, having a place of business at 291 Fucheng Road, Bldg. 5-402, Jiangan, Hangzhou, Zhejiang 310018, China (“Lynk”).  EQRx and Lynk are each referred to as a “Party” here and collectively, “Parties”.

WHEREAS, the Parties entered into an Exclusive License Agreement, dated April 1, 2020 (the “License Agreement”).

WHEREAS, pursuant to Section 4.6 of the License Agreement, the Parties agreed to: (i) collaborate on the research and development of formulation, process chemistry, and nonclinical studies for the Licensed Compounds and Licensed Products, (ii) agree on the terms and conditions thereof, including establishing a development plan [***], (iii) allocate the costs incurred by each Party associated with such activities[***] and (iv) reflect such terms and conditions in a written amendment to the License Agreement; and

WHEREAS, the Parties intend to enter into this Amendment as contemplated by clause (iv) of the preceding sentence.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Amendment and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Cost Sharing Pursuant to Section 4.6.  The Parties hereby agree that the responsibility of the costs related to the research and development of [***] for the Licensed Compounds and Licensed Products (collectively, the “Allocable Costs”) for the time period from [***] through and including [***] will be allocated between the Parties as set forth on Schedule 1 hereto.

Each Party will, to the extent not provided prior to the Amendment Date, [***] provide the other Party with [***] the costs and activities set forth on Schedule 1.  The Parties acknowledge and agree that, based on Schedule 1, [***] owes [***] a net payment of [***], and [***] shall pay such amount to [***] within [***] following the Amendment Date.

Within [***] (or such other time period as agreed by the Parties) after the end of each [***], each Party shall provide the other Party the Allocable Costs incurred by such Party and [***] requested by the other Party, including invoices and purchase orders.  The Allocable Costs shall be shared by the Parties [***]. The JSC shall review and approve such Allocable Costs unless otherwise agreed to by the Parties in writing. The Party owing the net payment will pay the other Party within [***] following the JSC approval or such written agreement, as applicable.

2.	Miscellaneous.
a.All terms and provisions of the License Agreement not expressly modified by this Amendment will remain in full force and effect. In the event of any conflict between the terms of the

License Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.  For the avoidance of doubt, in the event of any dispute arising under this Amendment or any future Allocable Costs, the provisions in Article 12 of the License Agreement shall apply.
b.This Amendment will not be construed as an amendment to or waiver of any other provision of the License Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party.
c.This Amendment is governed by, and enforced and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions.
d.This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.
e. Any capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the License Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives as of the Amendment Date.

LYNK PHARMACEUTICALS (HANGZHOU) CO., LTD

By: [***]

Name: [***]

Title: [***]

EQRx INTERNATIONAL, INC.

By: [***]

Name: [***]

Title: [***]

Schedule 1

[***]